SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________
FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
On May 5, 2017, Charter Communications, Inc. (“Charter”) entered into a Wireless Operational Cooperation Agreement (the “Cooperation Agreement”) with Comcast Corporation (“Comcast”) (each of Charter and Comcast, a “Party” and, collectively, the “Parties”).
Pursuant to the Cooperation Agreement, for a period of one year, Charter and Comcast have agreed to explore potential opportunities for operational cooperation in their respective wireless businesses, including with respect to common billing and operating platforms, technical standards development and harmonization, device forward and reverse logistics, and emerging wireless technology platforms. Additionally, the Parties have agreed to work only together with respect to national mobile network operators, through potential commercial arrangements, including MVNOs and other material transactions in the wireless industry, for a period of one year.
The Cooperation Agreement does not, among other things, restrict either Party’s development and/or delivery of wireless services for its cable customers through the exercise or implementation of any rights under each Party’s MVNO agreement with Verizon Wireless.
The description above is a summary and is qualified in its entirety by the Cooperation Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On May 8, 2017, Charter and Comcast issued a joint press release announcing entry into the Cooperation Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Charter does not intend for this Item 7.01 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits

Exhibit	Description

10.1	Wireless Operational Cooperation Agreement dated as of May 5, 2017 between Charter Communications, Inc. and Comcast Corporation
99.1	Joint Press Release dated May 8, 2017 issued by Charter Communications, Inc. and Comcast Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: May 8, 2017		Senior Vice President - Finance, Controller and
Chief Accounting Officer

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: May 8, 2017		Senior Vice President - Finance, Controller and
Chief Accounting Officer

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: May 8, 2017		Senior Vice President - Finance, Controller and
Chief Accounting Officer

Exhibit Index

Exhibit	Description

10.1	Wireless Operational Cooperation Agreement dated as of May 5, 2017 between Charter Communications, Inc. and Comcast Corporation
99.1	Joint Press Release dated May 8, 2017 issued by Charter Communications, Inc. and Comcast Corporation